DELAWARE POOLED TRUST

Delaware REIT Fund

Supplement to the Fund's Prospectuses
dated February 28, 2003

The following replaces the information in the section of the Prospectuses titled "Who manages the Fund":

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid a fee equal to 0.75% of the Fund's average daily net assets for the last fiscal year. This fee reflects a waiver of fees by the manager.

Portfolio manager

Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

Damon J. Andres

Vice President/Portfolio Manager

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on the REIT management team since 1997.

This Supplement is dated September 5, 2003.